Exhibit 99.1

AMENDMENT AND WAIVER

This Amendment and Waiver (the “Amendment and Waiver”) is entered into by and between BIO-KEY INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), and Laurus Master Fund, Ltd. (“Laurus”), and is effective as of the 18th day of April, 2007.

WHEREAS, the Borrower issued a Secured Convertible Note to Laurus on September 29, 2004 in the aggregate original principal amount of $5,000,000 (as amended, modified and/or supplemented from time to time, the “September 2004 Note”), payable in full on January 1, 2008;

WHEREAS, the Borrower issued a Secured Convertible Note to Laurus on June 8, 2005 in the aggregate original principal amount of $2,000,000 (as amended, modified and/or supplemented from time to time, the “June 2005 Note”), payable in full on December 1, 2008 (the September 2004 Note and the June 2005 Note are collectively referred to as the “Notes”; capitalized terms not otherwise defined herein shall have the meanings given to them in the Notes);

WHEREAS, the parties wish to amend the Notes to provide that the Principal Amounts due and payable under the September 2004 Note and the June 2005 Note for the months of March, April and May 2007 (the “Period”), respectively, shall be paid on the earlier to occur of (i) the Qualified Transaction Date (as defined below) and (ii) the Maturity Date set forth in each of the September 2004 Note and the June 2005 Note, respectively;

WHEREAS, the Borrower has agreed to issue 850,000 newly issued restricted shares of Common Stock (the “Shares”) to Laurus, without registration rights, subject to the terms and conditions set forth herein; and

WHEREAS, Laurus has agreed to waive all prepayment fees and other penalties with respect to the Borrower’s repayment of the Obligations (as defined in the Master Security Agreement) subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             Principal Amount Deferral. With respect to the Notes, the parties hereby agree that (i) the respective Principal Amount due and payable for the Period under each Note shall be paid on the earlier to occur of (x) the Qualified Transaction Date and (y) the Maturity Date set forth in each Note, respectively; and (ii) all interest due and payable during the Period under the Notes shall remain due and payable as set forth in each of the Notes, respectively.  Notwithstanding the foregoing, the limitations set forth in Section 3.2 of each of the Notes shall continue to apply.

2.             Issuance of Shares; Rule 144.

(a)           Upon and subject to the Borrower’s repayment of the Obligations in full as provided herein, the Borrower hereby agrees to issue the Shares to Laurus as consideration for (i) the foregoing deferral, (ii) the full satisfaction of all of the Borrower’s default interest obligations to Laurus existing as of the date hereof, which obligations are hereby acknowledged to be equal to $622,764.21, that have been incurred by the Borrower as a result of any Event of Default caused by the failure of the Borrower’s registration statement (Registration No. 333-126492) to be declared effective by the Securities and Exchange Commission (the “SEC”) on or prior to the Effectiveness Date under the Registration Rights Agreement dated as of June 8, 2005 by and between the Borrower and Laurus and the Registration Rights Agreement dated as of May 31, 2005 by and among the Borrower, The Shaar Fund, Ltd. and the other Purchasers party thereto, in each case as amended, modified and/or supplemented from time to time, and (iii) the waiver of all prepayment fees and other penalties pursuant to Section 5 hereof.  The Borrower shall deliver to Laurus an original, newly issued stock certificate evidencing the Shares within five (5) business days after the Borrower’s repayment of the Obligations in full as provided herein.

(b)           This Amendment and Waiver, including but not limited to the issuance of securities contemplated hereunder (the “Securities”), is made with Laurus in reliance upon Laurus’ representation to the Borrower, which by Laurus’ execution of this Amendment and Waiver, Laurus hereby confirms, that the Securities to be acquired by Laurus will be acquired for investment for Laurus’ own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Laurus has no present intention of selling, granting any participation in, or otherwise distributing the same.  By executing this Amendment and Waiver, Laurus further represents that Laurus does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.  Laurus has not been formed for the specific purpose of acquiring the Securities.  Laurus agrees and acknowledges that it has had an opportunity to discuss the Borrower’s business, management, financial affairs and the terms and conditions of the offering of the  Securities with the Borrower’s management.  Laurus understands that the Securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Laurus’ representations as expressed herein.  Laurus understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Laurus must hold the Securities indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available.  Laurus hereby represents and warrants to the Borrower that Laurus is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of the investment to be made hereunder.  Laurus acknowledges that the Borrower has no obligation to register or qualify the Securities for resale.  Laurus further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Borrower which are outside of Laurus’ control, and which the Borrower is under no obligation and may not be able to satisfy.

(c)           Laurus understands that the Shares shall bear substantially the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.”

Certificates evidencing the Shares shall not be required to contain the legend set forth above or any other legend (i) while a Registration Statement (as defined in the Registration Rights Agreement) covering the resale of such Shares is effective under the Securities Act; provided that the holder thereof covenants that in connection with each sale of such securities, a copy of the final prospectus that forms a part of such Registration Statement will be delivered in accordance with the provisions of Section 5(b)(2) of the Securities Act, and the rules and regulations promulgated thereunder, or (ii) following any sale of such Shares pursuant to Rule 144 under the Securities Act, or (iii) if such Shares are eligible for sale under Rule 144(k) under the Securities Act, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC).  The Borrower shall cause its counsel to issue the legal opinion to permit the removal of the legend as permitted in the immediately preceding sentence to the Borrower’s transfer agent on the effective date of the Registration Statement covering the resale of the Shares.  Following the effective date of such Registration Statement or at such earlier time as a legend is no longer required for the Shares, the Borrower will no later than three trading days following the delivery by Laurus to the Borrower or the Borrower’s transfer agent of a legended certificate representing such Shares, deliver or cause to be delivered to Laurus a certificate representing such Shares that is free from all restrictive and other legends.

3 .            Qualified Transaction Date.  As used herein, the term “Qualified Transaction Date” shall mean the date on which the Borrower completes its first transaction after the date hereof which results in the Borrower receiving net cash proceeds (“Proceeds”) in an amount sufficient to allow the Borrower to repay the Obligations (as defined in the Master Security Agreement) in full.  Except to the extent such Proceeds exceed the Obligations, all Proceeds shall be used by the Borrower to repay the Obligations in full.  Failure of (i) the Qualified Transaction Date to occur on or before May 18, 2007, or such later date as the Borrower and Laurus may agree in writing, and (ii) the Borrower’s application of Proceeds to the repayment of the Obligations in full within one (1) business day immediately following the Qualified Transaction Date shall constitute an Event of Default under each Note.

4.             Conversion Price.  Laurus hereby acknowledges and agrees that the provisions of Section 3.4(b)(C) of each Note regarding any adjustment of the Fixed Conversion Price (as defined in each such Note) will not be triggered as a result of the issuance of the Shares.  The acknowledgement contained in this Section 4 relates exclusively to the securities described herein, and shall not apply to any other subsequent issuances of any Common Stock or other securities by the Borrower.

5.             Waiver of Prepayment Penalties.  Upon and subject to the Borrower’s application of Proceeds to the repayment of the Obligations in full as provided herein, Laurus hereby agrees to irrevocably waive any and all prepayment fees and other penalties that might otherwise be due and payable under each of the Notes with respect to such repayment, including without limitation the ten percent (10%) penalty imposed on any Optional Redemption pursuant to Section 2.3 of each Note.

6.             No Other Amendments.  Except as expressly set forth in this Amendment and Waiver, no other term or provision of any of the Notes is hereby amended or affected in any way, and the Notes shall remain in full force and effect after the date hereof.

7.             Governing Law.  This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

8.             Facsimile Signatures; Counterparts.  This Amendment and Waiver may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver as a sealed instrument as of the date set forth in the first paragraph hereof.

BIO-KEY INTERNATIONAL, INC.

By:
Name:
Title:

LAURUS MASTER FUND, LTD.

By:
Name:
Title: